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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 21, 2003

                            MED DIVERSIFIED, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                      1-15587                 84-1037430
----------------------------  ------------------------  -----------------------
(State or other jurisdiction        (Commission             (IRS Employer
     of Incorporation)              File Number)          Identification No.)

         100 Brickstone Square, Fifth Floor
         Andover, MA                                           01810
         --------------------------------------------      --------------
            (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:      (978) 323-2500
                                                         --------------


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

          On August 21, 2003, Med Diversified, Inc. (the "Company") issued a press release, announcing that it has received a subpoena as part of a formal inquiry by the Securities and Exchange Commission.

         A copy of the press release announcing the foregoing is attached as
Exhibit 99.1 to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS.

               Not Applicable

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Not Applicable

          (c)  EXHIBITS.

               99.1     Press Release dated August 21, 2003.


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                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MED DIVERSIFIED, INC.
                                    (Registrant)


Date: August 21, 2003               By: /s/ Frank P. Magliochetti, Jr.
                                        ---------------------------------------
                                        Frank P. Magliochetti, Jr.
                                        Chief Executive Officer


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EXHIBIT INDEX
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99.1                  Press Release dated August 21, 2003